[photo of waterfall]
                                                Annual Report July 31, 2001

Oppenheimer
Cash Reserves

[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Cash Reserves seeks the maximum current income that is consistent with stability of principal.

    CONTENTS

 1  Letter to
    Shareholders

 2  An Interview
    with Your Fund's
    Managers

 6  Financial
    Statements

22  Independent
    Auditors' Report

23  Federal
    Income Tax
    Information

24  Officers and
    Trustees


Current Yield*

          For the Seven-Day Period
          Ended 7/31/01

          With                  Without
          Compounding(1)        Compounding
-------------------------------------------
Class A   2.92%                 2.88%
-------------------------------------------
Class B   2.36                  2.33
-------------------------------------------
Class C   2.36                  2.33


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 5 for further details.

1. Compounded yields assume reinvestment of dividends.

LETTER TO SHAREHOLDERS

Dear Shareholder,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I'm honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.
   I'd also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds' reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.
   Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.
   While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ John V. Murphy
John V. Murphy
August 21, 2001


[photo]
John V. Murphy
Chairman,
President and
Chief Executive Officer
OppenheimerFunds, Inc.

1 | OPPENHEIMER CASH RESERVES

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer Cash Reserves perform over the past year?
A. Oppenheimer Cash Reserves, which invests in certificates of deposit, letters of credit, commercial paper, U.S. Government securities and other money market instruments, produced an annualized yield of 4.73% for Class A shares, and an annualized yield including the effects of compounding of 4.84% for Class A shares, over the year that ended July 31, 2001. The Fund's seven-day and compounded seven-day yields on July 31, 2001, for Class A shares were 2.88% and 2.92%, respectively.(1) The Fund, which is managed to emphasize liquidity and safety, maintained a stable share price of $1.00 per share during the period, while continuing to provide its investors with a steady income stream. Please note, however, that the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and cannot guarantee a $1.00 share price.

How did the economic environment affect the portfolio?
The major effect of the economic environment on a money market fund, such as Oppenheimer Cash Reserves, is the impact of interest rate changes on its investment strategies. This reporting period included two distinctly different interest rate scenarios. Before the period began, the Federal Reserve Board (the
Fed) had primarily been concerned with the prospect of inflation in an overheated economy. Accordingly, it raised interest rates six times from the second half of 1999 through the first half of 2000. Because this deflationary monetary policy succeeded in producing a slight moderation in growth, Fed Chairman Alan Greenspan kept rates steady for the remainder of 2000.


1. Compounded yields assume reinvestment of dividends. The Fund's investment strategy, allocations and focus can change over time.


Portfolio Management
Team
Carol E. Wolf
Barry Weiss


2 | OPPENHEIMER CASH RESERVES

   But the stock market began declining sharply in the first quarter of 2001, driven largely by the collapse of the speculative bubble in the technology sector. In addition, eroding consumer confidence and rising unemployment created fear of a full recession. In an effort to revitalize the faltering economy, the Fed reversed its monetary policy in 2001, making six successive short-term cuts that brought the discount rate down to 3.75% as of July 31, 2001.

How did you manage the Fund in this environment?
As interest rates began to drop during 2001, cash flows into the Fund increased as investors sought a safe haven during a period of economic uncertainty. With our expectation of falling rates over the past seven months, we generally chose to invest in securities with longer term maturities to capture their higher yields. As a result, the portfolio's average maturities were extended during the fiscal year ended July 31, 2001, from approximately 38 days to approximately 53 days.
   Commercial paper of high quality financial institutions constituted a significant portion of the holdings of the Fund over the period. Another key investment focus was asset-backed commercial paper. By being proactive in seeking out promising new issuers and by carefully analyzing the structure of the programs, we achieved some additional yield. We also added agency discount notes to the portfolio because of their relatively higher yield.


3 | OPPENHEIMER CASH RESERVES

AN INTERVIEW WITH YOUR FUND'S MANAGERS


How else did you manage risk in the portfolio?
Given the volatility in certain sectors and the vulnerability of companies to rumors and coverage by the news media, we became increasingly selective about the issuers we included in our portfolio over the past year. In particular, we avoided most investments in the telecommunications and computer industries and limited the maturity of our holdings in what we believed were unstable areas, such as utilities and banks with high concentrations in unstable sectors. In addition, to help minimize pricing and market risk, we monitored the creditworthiness of issuers on an ongoing basis, identifying new issuers and removing underperforming ones.

What is your outlook for the economy and for the Fund?
As we look to the months ahead, the big question is where the markets will go from here. While the consensus appears to be that the worst is over, we believe that a complete recovery is unlikely for six months to a year. Therefore, we will focus on whether the economy is still relatively weak and whether the Fed is likely to continue to cut rates. And we currently expect to maintain our strategy of investing in longer term securities to help bolster the Fund's yields, while seeking to maintain our commitment to you, our shareholders, to strive for liquidity and safety.
   In any case, we will continue to search for attractive yields, while prudently seeking our objectives of safety and liquidity. This is part of our commitment to keeping Oppenheimer Cash Reserves an important part of The Right Way to Invest.


4 | OPPENHEIMER CASH RESERVES

NOTES

In reviewing performance, please remember that past performance does not guarantee future results. Yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


5 | OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS  July 31, 2001


                                                          Principal          Value
                                                             Amount     See Note 1
==================================================================================
 Certificates of Deposit--8.7%
----------------------------------------------------------------------------------
 Domestic Certificates of Deposit--1.8%
 Northern Trust Co.:
 5.14%, 8/20/01                                         $13,000,000    $13,000,034
----------------------------------------------------------------------------------
 Yankee Certificates of Deposit--6.9%
 Bank of Scotland:
 3.64%, 9/21/01                                          10,000,000     10,000,000
----------------------------------------------------------------------------------
 BNP Paribas, Chicago:
 3.60%, 9/26/01                                          10,000,000     10,000,000
 3.64%, 9/20/01                                           6,000,000      6,000,000
----------------------------------------------------------------------------------
 Credit Suisse First Boston, Inc.
 (gtd. by Credit Suisse Group):
 3.60%, 10/16/01                                         14,000,000     14,000,000
----------------------------------------------------------------------------------
 Dresdner Bank AG:
 5.24%, 9/17/01                                           5,000,000      5,001,077
----------------------------------------------------------------------------------
 Toronto Dominion Bank:
 3.77%, 9/13/01                                           5,000,000      5,000,000
                                                                       -----------
                                                                        50,001,077
                                                                       -----------
 Total Certificates of Deposit (Cost $63,001,111)                       63,001,111

==================================================================================
 Direct Bank Obligations--6.9%

 National Bank of Commerce, Tennessee:
 3.83%, 8/20/01(1)                                       10,000,000      9,998,000
----------------------------------------------------------------------------------
 Nationwide Building Society:
 3.57%, 10/25/01                                         10,000,000      9,915,708
 3.63%, 10/10/01                                         10,500,000     10,425,683
----------------------------------------------------------------------------------
 Nordea North America, Inc. (gtd. by Merita Bank plc):
 3.55%, 10/31/01                                         15,000,000     14,865,396
----------------------------------------------------------------------------------
 Toronto Dominion Bank:
 3.88%, 8/27/01                                           5,000,000      4,985,989
                                                                       -----------
 Total Direct Bank Obligations (Cost $50,190,776)                       50,190,776

==================================================================================
 Letters of Credit--3.4%

 Chase Manhattan Bank, guaranteeing
 commercial paper of NATC California LLC:
 3.57%, 10/26/01                                         10,000,000      9,914,717
----------------------------------------------------------------------------------
 Deutsche Bank AG, guaranteeing commercial paper
 of Deutsche Bank Financial, Inc.:
 4.48%, 10/22/01                                         15,000,000     14,846,933
                                                                       -----------
 Total Letters of Credit (Cost $24,761,650)                             24,761,650

==================================================================================
 Short-Term Notes--65.6%
----------------------------------------------------------------------------------
 Aerospace/Defense--2.7%
 BAE Systems Holdings, Inc.:
 3.60%, 8/29/01(2)                                        8,000,000      7,977,600
 3.66%, 9/12/01(2)                                       12,000,000     11,949,600
                                                                       -----------
                                                                        19,927,200


6 | OPPENHEIMER CASH RESERVES

                                                          Principal          Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Asset-Backed--14.5%
 Aspen Funding Corp.:
 3.93%, 8/15/01(2)                                      $ 5,000,000   $  4,992,358
----------------------------------------------------------------------------------
 Breeds Hill Capital Co. LLC, Series A:
 3.95%, 8/1/01(2)                                         3,530,000      3,530,000
----------------------------------------------------------------------------------
 Charta Corp.:
 3.67%, 10/15/01(2)                                       6,000,000      5,954,125
 3.87%, 8/29/01(2)                                        5,000,000      4,984,950
----------------------------------------------------------------------------------
 Check Point Charlie, Inc.:
 3.65%, 9/10/01(2)                                        4,000,000      3,983,778
 3.78%, 9/6/01(2)                                         5,000,000      4,981,100
 3.86%, 9/4/01(2)                                         5,000,000      4,981,867
----------------------------------------------------------------------------------
 CIESCO LP:
 3.74%, 8/24/01(2)                                        5,000,000      4,988,053
 4.13%, 8/8/01                                            5,000,000      4,995,985
----------------------------------------------------------------------------------
 CXC, Inc.:
 3.75%, 8/21/01(2)                                        5,000,000      4,989,583
----------------------------------------------------------------------------------
 Galaxy Funding, Inc.:
 3.59%, 11/16/01(2)                                       4,950,000      4,897,182
 5.05%, 8/17/01(2)                                        9,000,000      8,979,800
----------------------------------------------------------------------------------
 GOVCO, Inc.:
 3.93%, 8/7/01                                           15,000,000     14,990,175
----------------------------------------------------------------------------------
 Lexington Parker Capital Co. LLC:
 4.59%, 10/18/01(2)                                       8,000,000      7,920,440
----------------------------------------------------------------------------------
 Scaldis Capital LLC:
 3.61%, 10/25/01(2)                                       5,000,000      4,957,382
 4.54%, 10/5/01(2)                                        5,000,000      4,959,014
----------------------------------------------------------------------------------
 Victory Receivables Corp.:
 3.98%, 8/14/01(2)                                       10,000,000      9,985,628
                                                                      ------------
                                                                       105,071,420

----------------------------------------------------------------------------------
 Banks--0.8%
 Wells Fargo & Co.:
 4.91%, 9/14/01                                           6,000,000      5,963,993
----------------------------------------------------------------------------------
 Beverages--2.7%
 Coca Cola Enterprises, Inc.:
 3.70%, 10/17/01(2)                                      10,000,000      9,920,861
 3.72%, 11/16/01(2)                                      10,000,000      9,889,433
                                                                      ------------
                                                                        19,810,294

----------------------------------------------------------------------------------
 Broker/Dealers--6.5%
 Banc of America Securities LLC:
 4.075%, 8/1/01(1)                                       15,000,000     15,000,000
----------------------------------------------------------------------------------
 Goldman Sachs Group LP, Promissory Note:
 3.76%, 12/13/01(3)                                       7,000,000      7,000,000
 3.86%, 12/3/01(3)                                       10,000,000     10,000,000
----------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co. (Masternote Facility):
 3.875%, 8/1/01(1)                                       15,000,000     15,000,000
                                                                      ------------
                                                                        47,000,000


7 | OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS  Continued

                                                          Principal          Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Commercial Finance--7.7%
 CIT Group, Inc.:
 3.57%, 10/26/01                                        $10,000,000    $ 9,914,717
 4.416%, 8/2/01(1)                                       10,000,000     10,000,000
----------------------------------------------------------------------------------
 Countrywide Home Loans, Series J:
 4.02%, 8/7/01(1)                                        15,000,000     14,996,208
----------------------------------------------------------------------------------
 Homeside Lending, Inc.:
 3.72%, 9/12/01                                          10,000,000      9,956,600
 3.77%, 9/6/01                                            5,000,000      4,981,200
 3.98%, 8/6/01                                            5,620,000      5,616,917
                                                                       -----------
                                                                        55,465,642

----------------------------------------------------------------------------------
 Consumer Finance--0.9%
 American Express Credit Corp.:
 5%, 8/9/01                                               5,000,000      4,994,444
----------------------------------------------------------------------------------
 American General Finance Corp.:
 3.55%, 11/26/01                                          1,500,000      1,482,694
                                                                       -----------
                                                                         6,477,138

----------------------------------------------------------------------------------
 Diversified Financial--5.9%
 General Electric Capital Corp.:
 4.95%, 9/10/01                                          12,000,000     11,934,000
----------------------------------------------------------------------------------
 Household Finance Corp.:
 3.57%, 9/20/01                                           5,000,000      4,975,278
 3.63%, 10/16/01                                          6,000,000      5,954,020
 3.99%, 9/7/01(1)                                        10,000,000     10,000,000
----------------------------------------------------------------------------------
 Verizon Network Funding:
 3.66%, 9/26/01                                          10,000,000      9,943,067
                                                                       -----------
                                                                        42,806,365

----------------------------------------------------------------------------------
 Healthcare/Drugs--2.1%
 American Home Products:
 3.80%, 9/24/01(2)                                       15,000,000     14,915,625


8 | OPPENHEIMER CASH RESERVES

                                                          Principal          Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Insurance--9.9%
 AIG Life Insurance Co.:
 3.835%, 8/1/01(1,3)                                    $ 7,000,000   $  7,000,000
----------------------------------------------------------------------------------
 American General Corp.:
 3.61%, 9/17/01                                          10,000,000      9,952,869
 3.62%, 11/7/01                                          10,000,000      9,901,456
----------------------------------------------------------------------------------
 ING America Insurance Holdings, Inc.:
 3.73%, 9/17/01                                           5,000,000      4,975,651
 3.89%, 8/20/01                                          10,000,000      9,979,206
----------------------------------------------------------------------------------
 Marsh U.S.A., Inc.:
 3.73%, 12/4/01(2)                                        5,000,000      4,935,243
----------------------------------------------------------------------------------
 Metropolitan Life Insurance Co.:
 3.885%, 8/1/01(1)                                       10,000,000     10,000,000
----------------------------------------------------------------------------------
 Pacific Life Insurance Co.:
 3.855%, 8/1/01(1,3)                                      5,000,000      5,000,000
----------------------------------------------------------------------------------
 Prudential Life Insurance Co.:
 3.836%, 10/1/01(1)                                      10,000,000     10,000,000
                                                                      ------------
                                                                        71,744,425

----------------------------------------------------------------------------------
 Photography--1.2%
 Eastman Kodak Co.:
 3.99%, 8/20/01                                           9,000,000      8,981,142
----------------------------------------------------------------------------------
 Special Purpose Financial--7.8%
 KZH-KMS Corp.:
 3.68%, 10/11/01(2)                                       6,500,000      6,452,824
----------------------------------------------------------------------------------
 Lone Star Funding LLC:
 3.65%, 9/21/014                                          5,000,000      4,974,146
 3.71%, 10/9/01(2)                                       15,000,000     14,893,337
----------------------------------------------------------------------------------
 MONET Trust, Series 2000-1:
 3.77%, 9/27/01(1,3)                                      9,000,000      9,000,000
----------------------------------------------------------------------------------
 Sigma Finance, Inc.:
 3.69%, 10/3/01(2)                                        5,000,000      4,967,713
 5.06%, 8/14/01(2)                                        4,000,000      3,992,691
----------------------------------------------------------------------------------
 Zurich Trust Certificates, Series ZTC-2T:
 3.90%, 10/24/01(1,3)                                    12,000,000     12,000,000
                                                                      ------------
                                                                        56,280,711

----------------------------------------------------------------------------------
 Telecommunications: Technology--2.9%
 Cingular Wireless LLC:
 3.76%, 9/13/01(2)                                       15,000,000     14,932,633
 3.80%, 9/10/01(2)                                        6,000,000      5,975,467
                                                                      ------------
                                                                        20,908,100
                                                                      ------------
 Total Short-Term Notes (Cost $475,352,055)                            475,352,055


9 | OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS  Continued

                                                          Principal          Value
                                                             Amount     See Note 1
==================================================================================
 U.S. Government Agencies--14.1%

 Federal Home Loan Bank:
 4.79%, 8/3/01                                          $ 7,884,000   $  7,881,902
 5.875%, 9/17/01                                         10,000,000     10,013,843
 6.75%, 2/15/02                                          13,750,000     13,943,828
----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 3.52%, 11/1/01                                          15,000,000     14,865,067
 3.62%, 10/11/01                                         10,000,000      9,928,606
 3.63%, 10/4/01                                          10,000,000      9,935,644
 4.75%, 12/14/01                                         15,000,000     15,041,528
----------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 4.625%, 10/15/01                                         5,000,000      5,006,268
 6.02%, 12/20/01                                         15,000,000     15,114,282
                                                                      ------------
 Total U.S. Government Agencies (Cost $101,730,968)                    101,730,968
----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $715,036,560)               98.7%   715,036,560
----------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                1.3      9,413,038
                                                        --------------------------
 Net Assets                                                   100.0%  $724,449,598
                                                        ==========================


Footnotes to Statement of Investments

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Represents the current interest rate for a variable rate security.
2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $195,888,287, or 27.04% of the Fund's net assets and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
3. Identifies issues considered to be illiquid--See Note 4 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,974,146, or 0.69% of the Fund's net assets as of July 31, 2001.

See accompanying Notes to Financial Statements.


10 | OPPENHEIMER CASH RESERVES

STATEMENT OF ASSETS AND LIABLITIES  July 31, 2001

==================================================================================
 Assets

 Investments, at value (cost $715,036,560)
 --see accompanying statement                                         $715,036,560
----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     27,841,142
 Interest                                                                2,040,194
 Other                                                                     228,995
                                                                      ------------
 Total assets                                                          745,146,891

==================================================================================
 Liabilities

 Bank overdraft                                                            201,673
----------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                 19,292,616
 Dividends                                                                 461,205
 Distribution and service plan fees                                        264,481
 Transfer and shareholder servicing agent fees                              66,744
 Shareholder reports                                                        64,630
 Trustees' compensation                                                         26
 Other                                                                     345,918
                                                                      ------------
 Total liabilities                                                      20,697,293

==================================================================================
 Net Assets                                                           $724,449,598
                                                                      ============

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                      $724,463,362
----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions           (13,764)
                                                                      ------------
 Net Assets                                                           $724,449,598
                                                                      ============

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $395,898,404 and 395,962,100 shares of
 beneficial interest outstanding)                                            $1.00
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $239,200,523 and 239,203,178 shares of beneficial
 interest outstanding)                                                       $1.00
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,075,963 and 85,078,045 shares of beneficial
 interest outstanding)                                                       $1.00
----------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,274,708 and 4,274,709 shares of beneficial
 interest outstanding)                                                       $1.00

See accompanying Notes to Financial Statements.


11 | OPPENHEIMER CASH RESERVES

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2001

==================================================================================
 Investment Income

 Interest                                                              $36,435,490

==================================================================================
 Expenses

 Management fees                                                         3,013,774
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   692,696
 Class B                                                                 1,562,863
 Class C                                                                   514,512
 Class N                                                                       737
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                           2,144,604
----------------------------------------------------------------------------------
 Shareholder reports                                                       524,758
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                29,086
----------------------------------------------------------------------------------
 Trustees' compensation                                                      4,815
----------------------------------------------------------------------------------
 Other                                                                     250,687
                                                                       -----------
 Total expenses                                                          8,738,532
 Less reduction to custodian expenses                                      (11,791)
                                                                       -----------
 Net expenses                                                            8,726,741

==================================================================================
 Net Investment Income                                                  27,708,749

==================================================================================
 Net Realized Gain (Loss) on Investments                                   (18,474)

==================================================================================
 Net Increase in Net Assets Resulting from Operations                  $27,690,275
                                                                       ===========

See accompanying Notes to Financial Statements.


12 | OPPENHEIMER CASH RESERVES

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,                                           2001           2000
==================================================================================
 Operations

 Net investment income (loss)                          $ 27,708,749   $ 28,207,683
----------------------------------------------------------------------------------
 Net realized gain (loss)                                   (18,474)         4,319
                                                       ---------------------------
 Net increase (decrease) in net assets
 resulting from operations                               27,690,275     28,212,002

==================================================================================
 Dividends and/or Distributions to Shareholders:

 Class A                                                (16,436,745)   (15,670,808)
 Class B                                                 (8,471,083)    (9,902,934)
 Class C                                                 (2,791,572)    (2,633,941)
 Class N                                                     (9,349)            --

==================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                 78,707,756     52,564,154
 Class B                                                 66,862,410    (31,737,646)
 Class C                                                 35,697,673       (226,153)
 Class N                                                  4,274,709             --

==================================================================================
 Net Assets

 Total increase                                         185,524,074     20,604,674
----------------------------------------------------------------------------------
 Beginning of period                                    538,925,524    518,320,850
                                                       ---------------------------
 End of period                                         $724,449,598   $538,925,524
                                                       ===========================

See accompanying Notes to Financial Statements.


13 | OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS

 Class A        Year Ended July 31,                  2001            2000            1999            1998            1997
=========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period               $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain              .05             .05             .04             .04             .04
 Dividends and/or distributions
 to shareholders                                     (.05)           (.05)           (.04)           (.04)           (.04)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $1.00           $1.00           $1.00           $1.00           $1.00
                                                    =====================================================================

=========================================================================================================================
 Total Return(1)                                     4.84%           5.10%           4.30%           4.61%           4.41%

=========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $395,898        $317,198        $264,632        $210,477        $172,970
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $351,490        $312,440        $245,622        $186,795        $179,948
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                               4.67%           5.00%           4.22%           4.48%           4.33%
 Expenses                                            1.15%           1.06%           1.10%           1.28%(3)        1.29%(3)


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


14 | OPPENHEIMER CASH RESERVES

 Class B        Year Ended July 31,                  2001            2000            1999            1998            1997
=========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period               $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain              .04             .04             .04             .04             .04
 Dividends and/or distributions
 to shareholders                                     (.04)           (.04)           (.04)           (.04)           (.04)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $1.00           $1.00           $1.00           $1.00           $1.00
                                                    =====================================================================

=========================================================================================================================
 Total Return(1)                                     4.25%           4.52%           3.72%           3.98%           3.82%

=========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $239,201        $172,345        $204,081         $80,005         $54,009
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $208,775        $225,824        $170,068         $73,003         $67,333
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                               4.07%           4.40%           3.67%           3.93%           3.78%
 Expenses                                            1.70%           1.61%           1.65%           1.83%(3)        1.84%(3)


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS  Continued

 Class C        Year Ended July 31,                  2001            2000            1999            1998            1997
=========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period               $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain              .04             .04             .04             .04             .04
 Dividends and/or distributions
 to shareholders                                     (.04)           (.04)           (.04)           (.04)           (.04)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $1.00           $1.00           $1.00           $1.00           $1.00
                                                    =====================================================================

=========================================================================================================================
 Total Return(1)                                     4.26%           4.52%           3.73%           3.99%           3.84%

=========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $85,076         $49,382         $49,607         $18,101         $ 9,125
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $68,741         $59,556         $37,244         $15,297         $10,930
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                               4.07%           4.44%           3.67%           3.94%           3.78%
 Expenses                                            1.70%           1.61%           1.65%           1.83%(3)        1.85%(3)


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


16 | OPPENHEIMER CASH RESERVES

                                                                        Period Ended
 Class N                                                            July 31, 2001(1)
====================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                                          $1.00
------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain                                         .01
 Dividends and/or distributions to shareholders                                 (.01)
------------------------------------------------------------------------------------
 Net asset value, end of period                                                $1.00
                                                                               =====

====================================================================================
 Total Return(2)                                                                1.49%

====================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                     $4,275
------------------------------------------------------------------------------------
 Average net assets (in thousands)                                            $  737
------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                          3.03%
 Expenses                                                                       1.19%


1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


17 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Cash Reserves (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


18 | OPPENHEIMER CASH RESERVES

================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                 Year Ended July 31, 2001(1)             Year Ended July 31, 2000
                                   Shares             Amount            Shares             Amount
-------------------------------------------------------------------------------------------------
 Class A
 Sold                       1,204,183,854    $ 1,204,183,854     1,263,236,304    $ 1,263,236,304
 Dividends and/or
 distributions reinvested      15,219,869         15,219,869        14,256,928         14,256,928
 Redeemed                  (1,140,695,967)    (1,140,695,967)   (1,224,929,078)    (1,224,929,078)
                           ----------------------------------------------------------------------
 Net increase (decrease)       78,707,756    $    78,707,756        52,564,154    $    52,564,154
                           ======================================================================

-------------------------------------------------------------------------------------------------
 Class B
 Sold                         593,249,893    $   593,249,893       677,633,692    $   677,633,692
 Dividends and/or
 distributions reinvested       7,307,928          7,307,928         8,397,959          8,397,959
 Redeemed                    (533,695,411)      (533,695,411)     (717,769,297)      (717,769,297)
                           ----------------------------------------------------------------------
 Net increase (decrease)       66,862,410    $    66,862,410       (31,737,646)   $   (31,737,646)
                           ======================================================================

-------------------------------------------------------------------------------------------------
 Class C
 Sold                         704,729,916    $   704,729,916       665,255,346    $   665,255,346
 Dividends and/or
 distributions reinvested       2,258,358          2,258,358         2,260,243          2,260,243
 Redeemed                    (671,290,601)      (671,290,601)     (667,741,742)      (667,741,742)
                           ----------------------------------------------------------------------
 Net increase (decrease)       35,697,673    $    35,697,673          (226,153)   $      (226,153)
                           ======================================================================

-------------------------------------------------------------------------------------------------
 Class N
 Sold                           6,629,109    $     6,629,109                --    $            --
 Dividends and/or
 distributions reinvested           6,894              6,894                --                 --
 Redeemed                      (2,361,294)        (2,361,294)               --                 --
                           ----------------------------------------------------------------------
 Net increase (decrease)        4,274,709    $     4,274,709                --    $            --
                           ======================================================================

 1. For the year ended July 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to July 31, 2001, for Class N shares.

================================================================================
 3. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $250 million of average annual net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of net assets of the next $250 million, and 0.40% of net assets in excess of $1 billion. The Fund's management fee for the year ended July 31, 2001, was an annualized rate of 0.48%.


19 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 3. Fees and Other Transactions with Affiliates  Continued
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
 Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                 Commissions        Commissions         Commissions        Commissions
                  on Class A         on Class B          on Class C         on Class N
                      Shares             Shares              Shares             Shares
                 Advanced by        Advanced by         Advanced by        Advanced by
 Year Ended   Distributor(1)     Distributor(1)      Distributor(1)     Distributor(1)
--------------------------------------------------------------------------------------
 July 31, 2001        $7,156         $1,031,706            $113,935            $61,374

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                      Class A            Class B             Class C            Class N
                   Contingent         Contingent          Contingent         Contingent
                     Deferred           Deferred            Deferred           Deferred
                Sales Charges      Sales Charges       Sales Charges      Sales Charges
                  Retained by        Retained by         Retained by        Retained by
 Year Ended       Distributor        Distributor         Distributor        Distributor
---------------------------------------------------------------------------------------
 July 31, 2001       $209,921            $29,709                 $--                $--

    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
 Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.20% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2001, payments under the Class A plan totaled $692,696, all of which were paid by the Distributor to recipients, and included $112,910 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


20 | OPPENHEIMER CASH RESERVES

--------------------------------------------------------------------------------
 Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                                                                  Distributor's
                                                Distributor's         Aggregate
                                                    Aggregate      Unreimbursed
                                                 Unreimbursed     Expenses as %
                Total Payments Amount Retained       Expenses     of Net Assets
                    Under Plan  by Distributor     Under Plan          of Class
-------------------------------------------------------------------------------
 Class B Plan       $1,562,863      $1,562,863        $    --                --%
 Class C Plan          514,512         514,512             --                --
 Class N Plan              737             646         21,335              0.50

================================================================================
 4. Illiquid Securities
 As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2001, was $50,000,000, which represents 6.90% of the Fund's net assets.


21 | OPPENHEIMER CASH RESERVES

INDEPENDENT AUDITORS' REPORT

================================================================================
 The Board of Trustees and Shareholders of Oppenheimer Cash Reserves:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Cash Reserves, including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.



 Deloitte & Touche LLP


 Denver, Colorado
 August 21, 2001


22 | OPPENHEIMER CASH RESERVES

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
 In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended July 31, 2001, are eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


23 | OPPENHEIMER CASH RESERVES

OPPENHEIMER CASH RESERVES

==================================================================================
 Officers and Trustees    James C. Swain, Trustee, CEO and Chairman of the Board
                          William L. Armstrong, Trustee
                          Robert G. Avis, Trustee
                          George C. Bowen, Trustee
                          Edward L. Cameron, Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          F. William Marshall, Jr., Trustee
                          Barry Weiss, Vice President
                          Carol E. Wolf, Vice President
                          Andrew J. Donohue, Vice President and Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

==================================================================================
 Investment Advisor       OppenheimerFunds, Inc.

==================================================================================
 Distributor              OppenheimerFunds Distributor, Inc.

==================================================================================
 Transfer and Shareholder OppenheimerFunds Services
 Servicing Agent

==================================================================================
 Custodian of             Citibank, N.A.
 Portfolio Securities

==================================================================================
 Independent Auditors     Deloitte & Touche LLP

==================================================================================
 Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                          Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                          6803 S. Tucson Way, Englewood, CO 80112-3924.

                          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


24 | OPPENHEIMER CASH RESERVES

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols  Class A: CRSXX  Class B: CRBXX  Class C: CSCXX


1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                      [logo] OppenheimerFunds(R)
RA0760.001.0701  September 29, 2001                            Distributor, Inc.